Listing Report:Supplement No. 250 dated May 26, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 249507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$237.49

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	9%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 8	Length of status:	6y 6m
Credit score:	780-799 (May-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$1,728	Stated income:	$50,000-$74,999
Amount delinquent:	$611	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	BigBro007	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	780-799 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	540-559 (Apr-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Financing of a Healthcare bill
Good day sir/madam,??

I?d like to beseech you to fund a prosper loan towards healthcare. I have a current healthcare bill of $8250, which I am planning to personally fund $3000 of. My ending balance will be $5250, of which will hopefully be secured by the funding of this loan request. This will be my 2nd prosper loan, with the 1st loan occurring back in May of 2006. That loan was paid as agreed (with no late payments) and completed in 2008. I have since recommended others to the site as my experience far exceeded those of traditional banks and credit unions.

My current credit situation (from my account on myfico.com) shows no items in collections nor deliquents. I do have an old student loan showing late ($600)?on my credit report, which is a duplicate. The original?has been wrapped into my consolidation?(approved April 2010) and I am awaiting the removal of this item.?I am currently employed in the Texas Medical Center in Houston, TX and live in the surrounding area. With this bill paid, I will have lightened my load regarding bills (and overall debt), and this will allow me to move forward towards other financial goals. I appreciate your time in this matter and your investment will be greatly appreciated.

Thanks,

--------------------------------------------------------------

Monthly net income: $ 3370

Monthly expenses: $
??Housing: $ 1350
??Insurance: $ 200
??Car expenses: $ 437
??Utilities: $ 250
??Phone, cable, internet: $ 125?
? Student Loans: $175
??Credit cards: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$111.34

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2002	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 8	Length of status:	3y 7m
Credit score:	660-679 (May-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,098	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	epic-camaraderi	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.99%	Starting borrower rate/APR:	18.99% / 21.21%	Starting monthly payment:	$238.23

Auction yield range:	7.99% - 17.99%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1998	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	10y 8m
Credit score:	660-679 (May-2010)	Total credit lines:	21	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$28,205	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-elevated-asset	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,800.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2009)
Principal balance:	$2,953.22	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Second Prosper Loan
Purpose of loan: This loan will be used to consolidate higher interest debt.? I decided last year that I absolutely must pay off my debt.? I used Prosper to help consolidate a higher interest loan and assist in schooling costs.? I was very happy with the whole process.?

My financial situation: I am a good candidate for this loan because not only have I always paid my first Prosper loan on time, but all of my bills get paid on time.? I have not been late on a bill in several years and have never missed a payment.? Also, since this time last year I have paid off nearly $12,000 in debt.??My income is good and steady.? I understand that as a lender you want to loan to the least risky borrowers.? I respect this and want to assure you that I am totally committed to becoming debt-free in less than 3 years and would appreciate your bid to help me acheive that goal.?
Monthly net income:????????? $4930
Monthly expenses:???????????? $3310??
Housing:??????????????????????????????? $530??
Insurance:?????????????????????????????? $90??
Car expenses:?????????????????????? $200??
Utilities:??????????????????????????????? $200??
Phone, cable, internet:???????????$150??
Food, entertainment:??????????????$500??
Clothing, household expenses $200??
Credit cards and other loans: $1100??
Other expenses:??????????????????? $340
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$84.88

Auction yield range:	7.99% - 33.00%	Estimated loss impact:	7.30%
Lender servicing fee:	1.00%	Estimated return:	25.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2003	Debt/Income ratio:	21%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 9	Length of status:	2y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	19	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$22,181	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	impeccable-compassion	Borrower's state:	Florida	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2009)
Principal balance:	$1,780.19	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Refinancing a previous loan
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2005	Debt/Income ratio:	36%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 5	Length of status:	1y 6m
Credit score:	640-659 (May-2010)	Total credit lines:	16	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$328	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	listing-arrow	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Delayed Honeymoon
When my wife and I got married, I wasn't able to give her the honeymoon that I really felt she deserved. Being in the military puts quite a bit of stress on our marriage and she has been amazing through it all. My main goal is to do something special for her and surprise her with a couples vacation . Getting a break from the kids, jobs, and just everyday life would go a long way for us.

I truly feel I am a great candidate for this loan because we have a combined low debt to income. We monitor our expenditures carefully and I would greatly benefit from an installment account tradeline on my report, as I have few accounts. Between both myself and my wife our income is around 90K

Our monthly expenses include

Insurance: $ 185
Car expenses: $ 311
Utilities: $ Between 75-125
Phone, cable, internet: $ 185
Food, entertainment: $ 150
Clothing, household expenses $200, but varies
Credit cards and other loans: $ 200

Thanks for giving me a chance! Also, feel free to shoot me any questions that you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$415.10

Auction yield range:	5.99% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	2y 7m
Credit score:	760-779 (May-2010)	Total credit lines:	24	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$39,135	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	red-silver-healer	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	54%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	13 / 10	Length of status:	1y 10m
Credit score:	640-659 (May-2010)	Total credit lines:	44	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$167,678
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	listing-serrano	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
atuo repairs/furniture
Purpose of loan:
This loan will be used to? Auto repair/furniture

My financial situation:
I am a good candidate for this loan because? Bills are always paid when do. Deduct from my checking account.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 445
??Insurance: $ annual
??Car expenses: $?250
??Utilities: $ 40
??Phone, cable, internet: $ 120
??Food, entertainment: $ 220
??Clothing, household expenses $
??Credit cards and other loans: $ 450
??Other expenses: $ 230
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	32%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	6y 4m
Credit score:	720-739 (May-2010)	Total credit lines:	29	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$6,025	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	wealth-bearer9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$477.12

Auction yield range:	16.99% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	47%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 16	Length of status:	2y 1m
Credit score:	700-719 (May-2010)	Total credit lines:	39	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$12,503	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	eddiemoney21	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards!
Purpose of loan:
This loan will be used to?Pay off my credit cards. As you can see, I'm at a high revolving utilization rate.? This was due to the fact of some unfortunate events that happened a couple years ago.? I have been making the minimum payments ever since, and as you know, paying the minimum will never get it done.? I want to free myself of this debt...and I'm asking for your help!

My financial situation:
I am a good candidate for this loan because?I'm financially savvy, and the reason that got me into this trouble wasn't due to mishandling.? As stated, there were some unfortunate events that happened a couple years ago that were out of my hands.? I've never missed a payment in my life, and believe in financial responsibility.

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $ 325?(I split the mortgage payment with my soon-to-be wife.??Included in this is the reg payment plus insurance and taxes)
??Insurance: $ 30 (life insurance)
??Car expenses: $ 0 (besides gas)
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $?40?
??Clothing, household expenses $ 40
??Credit cards and other loans: $?475
??Other expenses: $ 0

Please let me know if you have any questions, thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	8y 4m
Credit score:	700-719 (May-2010)	Total credit lines:	29	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$20,072	Stated income:	$100,000+
Amount delinquent:	$378	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	orange-noble-return	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to repair my roof..help!
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2004	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 5	Length of status:	5y 1m
Credit score:	680-699 (May-2010)	Total credit lines:	14	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$2,647	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	best-social-resonance	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? pay off my bills

My financial situation:
I am a good candidate for this loan because? i pay my bills on time

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 78
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.85%	Starting borrower rate/APR:	13.85% / 16.01%	Starting monthly payment:	$170.52

Auction yield range:	5.99% - 12.85%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	70%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	4y 5m
Credit score:	740-759 (May-2010)	Total credit lines:	27	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$2,315	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	top-gentle-funds	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	52%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 12	Length of status:	4y 6m
Credit score:	640-659 (May-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$28,868	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	steeliebug	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
i need help to consolidate my bills
Purpose of loan:
to pay off some bills to make my monthly expenses cheaper?

My financial situation:
I am a good candidate for this loan because i honor and pay all my bills on time?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.34%	Starting borrower rate/APR:	9.34% / 12.89%	Starting monthly payment:	$31.96

Auction yield range:	3.99% - 8.34%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	134%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	9y 10m
Credit score:	700-719 (Apr-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$62,034	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sincere-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$63.79

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	5y 9m
Credit score:	740-759 (May-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,498	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	singularity9	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	4%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	7y 10m
Credit score:	660-679 (May-2010)	Total credit lines:	22	Occupation:	Retail Management
Now delinquent:	5	Revolving credit balance:	$142	Stated income:	$50,000-$74,999
Amount delinquent:	$17,567	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	25
Screen name:	agreement-winner3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seed Money for Business Start-up
Purpose of loan:
The purpose of this loan is to fund the complete launch of? website. This is a membership site that is geared to people who are interested in the stock market but do not know where to begin. The website address in http://www.howtobeastockmarketplayer.com. I have been working very hard on this website and want to see a return on my investment of time and money. This loan will be used primarily for marketing/promotion efforts and completion of website

My financial situation:
Although I cannot deny that I have had financial hardships in the past, my current situation includes no rent (house has been? given to me from grandparents...THANK GOD), no car note. As a result I have been able to aggressively pay down debt to improve my credit situation. Additionally, I have no reservation on taking on this loan of $3000.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 0 (Property Taxes $116/mo or $1400/yr)
??Insurance: $ 120.00
??Car expenses: $ 120.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100 (minimum, if carrying a balance
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.29%	Starting borrower rate/APR:	34.29% / 38.42%	Starting monthly payment:	$44.84

Auction yield range:	13.99% - 33.29%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	7%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	7y 3m
Credit score:	660-679 (May-2010)	Total credit lines:	53	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$1,238	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	18
Screen name:	kenny3	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	600-619 (May-2008) 540-559 (Nov-2006) 520-539 (Oct-2006)
Principal balance:	$436.53	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Putting in an irrigation system
Purpose of loan:
This loan will be used to? Putting an irrigation system?in my lawn.

My financial situation:
I am a good candidate for this loan because? I have been paying bills for the past three years on time,? and have paid my loan with prosper on time for the past two years.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1237.00
??Insurance: $ 383.00
??Car expenses: $ 500.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $? 300.00
??Clothing, household expenses $? 250.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$157.37

Auction yield range:	2.99% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	7y 0m
Credit score:	800-819 (May-2010)	Total credit lines:	62	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cello717	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to?pay off credit card debt , kids camp and kids school
My financial situation:
I am a good candidate for this loan you will get paid back
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2008	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	0y 0m
Credit score:	680-699 (May-2010)	Total credit lines:	3	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$1,031	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bonus-supernova7	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying A Car
Purpose of loan:
This loan will be used to?Purchase a car because my car is on the verge of dying. I am a student at Massasoit Community College and work part time at Dunkin Donuts. I am also currently looking for another job as well as doing some part time landscaping work.

My financial situation:
I am a good candidate for this loan because? I am a responsible individual and have a good credit rating. I have never been late on paying any of my credit card bills and I am receiving some financial help from my grandmother who gives me a monthly allowance of $150. I also live with my mother and father who take care of most of my expenses.

Monthly net income: $640 plus tips and $150 from Grandmother

Monthly expenses: $ I live at home with my parents so my expenses are low.
??Housing: $0
??Insurance: $0
??Car expenses: $40 gas i drive a honda right now lol
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $15
??Clothing, household expenses $0
??Credit cards and other loans: $35
??Other expenses: $10
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.34%	Starting borrower rate/APR:	9.34% / 11.44%	Starting monthly payment:	$159.79

Auction yield range:	3.99% - 8.34%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1985	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 11	Length of status:	1y 7m
Credit score:	720-739 (May-2010)	Total credit lines:	47	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$54,056	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	logical-note4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ready To Get OFF the CC Treadmill
Purpose of loan:
This loan will be used to?
Pay down current credit card lines.
My financial situation:
I am a good candidate for this loan because? I have learned from my mistakes?that?I made in my?20's and?now I am trying to get off the credit card treadmill. I have no delinquent lines or amounts. I pay my accounts. I am looking to pay less and to a fixed term.

Monthly net income: $
3600
Monthly expenses: $
??Housing: $ 700
??Insurance: $?90
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 140
??Food, entertainment: $?250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1650
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 20.20%	Starting monthly payment:	$253.03

Auction yield range:	16.99% - 16.99%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	52%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	4y 0m
Credit score:	660-679 (May-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$804	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	maxy	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2008) 660-679 (Jan-2008) 660-679 (Nov-2007)
Principal balance:	$2,170.31	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Pay off high interest rate loan.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$520.21

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	17 / 17	Length of status:	7y 10m
Credit score:	600-619 (May-2010)	Total credit lines:	25	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$8,507	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	SiberianHusky	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	600-619 (Apr-2008)
Principal balance:	$1,779.93	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Paying off credit cards
Purpose of loan:
This loan will be used to??I want to pay off credit cards. Attend a business course that upon completin I can increase my income substantially. I would like to put rain gutters on my house. ??

My financial situation:
I am a good candidate for this loan because?My last proper loan was always paid on time and I take my obligations very seriously. My?daughter?will be a senior next and would like to pursue a medical carreer and I would like to help her any way I can?

Monthly net income: $ 4200.00

Monthly expenses: $
??Housing: $?556.00
??Insurance: $ 200.00
??Car expenses: $ 100.00
??Utilities: $ 200.00
??Phone, cable, internet: $?125.00
??Food, entertainment: $?200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 389.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	2y 10m
Credit score:	720-739 (May-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$38,471	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	well-mannered-trade560	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Private Note
Purpose of loan:
This loan will be used to pay off a private noted used for minor home repairs.

My financial situation:
I am a good candidate for this loan because I always make all payments on time, I will try and pay this loan off early if possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	2y 8m
Credit score:	680-699 (May-2010)	Total credit lines:	12	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,258	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	capital-solo0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a bank loan
Purpose of loan:
This loan will be used to pay off a bank loan with a better rate.?

My financial situation:
I am a good candidate for this loan because I have a good credit score, no late payments, no delinquent accounts, a good bankcard utilization, and am a great borrower.?

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 120
??Phone, cable, internet: $ 50
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$74.23

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 7	Length of status:	15y 9m
Credit score:	680-699 (May-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,409	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ertimo	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	16.99% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1984	Debt/Income ratio:	22%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 9	Length of status:	3y 10m
Credit score:	640-659 (May-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,588	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	curveylady	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	0 ( 0% )	620-639 (Feb-2010) 640-659 (Sep-2009) 660-679 (May-2009) 640-659 (May-2008)
Principal balance:	$2,737.12	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Buy Daughter a reliable car
Purpose of loan:
We continue to put money in?car repairs for my daughter's car, that has left her stranded a couple of times. The car is a money pit. I want to get her a reliable car. She works hard at her job, however, she is just now turning 19 and has no established credit. I wish prosper would do joint loans, that way she could receive credit for this loan.

My financial situation:
I am a good candidate for this loan because?I have been on my job for 4 years. I make additional payments on all my debt every month. I am not sure why my credit score is so low, as I have just paid off my car, so my total debt was decreased by $4,500.00. My credit score was showing as a 705 prior to me paying off my auto. ?I also am not positive as to why prosper rates me at a HR rating.??My existing Propser loan wll be paid off in May?2011 and I have that auto deducted out of my checking out, never been?late. ?I have had to use my credit cards for car repairs and medical bills.

I am able to put money in savings and my 401k every pay period.

Monthly net income: $ 3,965

Monthly expenses: $
??Housing: $ 00.00
??Insurance: $ 330
??Car expenses: $ 415
??Utilities: $ 125
??Phone, cable, internet: $ 110
??Food, entertainment: $ 275
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 904(this includes the existing prosper loan for?$231 a month)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$223.25

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	35%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 13	Length of status:	2y 1m
Credit score:	780-799 (May-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$20,312	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	mrg3437	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 12.75%	Starting monthly payment:	$31.89

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1987	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	12y 1m
Credit score:	740-759 (May-2010)	Total credit lines:	49	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,842	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	ultimate-dime2	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	7%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	10y 10m
Credit score:	660-679 (May-2010)	Total credit lines:	39	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$4,736	Stated income:	$100,000+
Amount delinquent:	$4,579	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	bbabsbarbs	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009)
Principal balance:	$5,982.20	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
legal fees with ex husband
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	11	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	7 / 4	Length of status:	11y 7m
Credit score:	680-699 (May-2010)	Total credit lines:	27	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$2,118	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	thrifty-deal549	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need to put a new transmission in
I plan to use this money to put a new transmission in my Tahoe. We will be able to make the monthly payments. I hope to have this loan payed off in no more than 24 months. Please help me during this hard time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.34%	Starting borrower rate/APR:	9.34% / 11.44%	Starting monthly payment:	$159.79

Auction yield range:	3.99% - 8.34%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	55%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	21y 0m
Credit score:	720-739 (May-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$44,705	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	appetizing-community	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt-free Future
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	31%
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 10	Length of status:	2y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	45	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$7,964	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	61
Screen name:	kdi12	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 73% )	640-659 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	17 ( 27% )	620-639 (Nov-2007) 620-639 (May-2007) 620-639 (Apr-2007)
Principal balance:	$1,102.63	31+ days late:	0 ( 0% )
Total payments billed:	64
Description
Hoping to Consolidate 2 more...
Purpose of loan:
To consolidate two accounts and save monthly costs of $130 and interest rates exceeding $1000 by payoff..

My financial situation:
All of my accounts that were with collection agencies are paid in full except for one.None of my accounts are delinquent.In fact, I am now in a financial position to pay my bills before the due dates and I will often pay above the minimum.Most recently, I leased another vehicle mainly because it was cheaper than getting finance to purchase.I have leased with Honda for my last 3 cars and because of my stellar payment history, they put me in the Top 2 tier for financing?one below the most excellent.So I am making progress, and I am hoping that with this loan I can further improve my credit situation. undefinedMonthly net income: $ 6250

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 167 ????
??Car expenses: $ 360
??Utilities: $ 50 (bimonthly)
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 680
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$181.91

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1990	Debt/Income ratio:	37%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	15 / 11	Length of status:	2y 10m
Credit score:	740-759 (May-2010)	Total credit lines:	33	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$8,698
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wampum-plum	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$170.08

Auction yield range:	2.99% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	3%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	5y 11m
Credit score:	840-859 (May-2010)	Total credit lines:	30	Occupation:	Principal
Now delinquent:	0	Revolving credit balance:	$8,181	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	MattProsper	Borrower's state:	California	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	840-859 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	860-879 (Nov-2009) 720-739 (Jan-2008) 720-739 (Nov-2007)
Principal balance:	$2,542.92	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Invest In Prosper,Help others
This loan will be used to reinvest in propser and help others, same as my last loan. I have sufficient income to pay this off. My only debt are 5k student loan and the 3k loan at prosper. This is a good investment if you are looking for low risk loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	35%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	4y 9m
Credit score:	660-679 (May-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	5	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$22,719	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	forceful-basis1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? catch up on back payments caused by car accident and property vandilization

My financial situation:
I am a good candidate for this loan because? my overall past history show , I am a worthy payee

Monthly net income: $ 4500.00
Monthly expenses: $

??Housing: $ 1255
??Insurance: $ included
??Car expenses: $ 625
??Utilities: $ 150?
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $? 425
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$230.70

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	5y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	41	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$9,094	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 3	Homeownership:	Yes
Delinquencies in last 7y:	37
Screen name:	astute-worth0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help me help my family
I plan on using this money to pay off some debt and also pay off a surgery bill for my mother.
she has hit hard times so now I have to support her also. I am all she has.

My wife and I work for the same company for 5 years each. I am in sales and the past 4 years have averaged about 72,000 a year and she is a supervisor making 63,000 a year.
My pay was a little low last year due to being out for 3 months with surgery so I missed that pay.
As you can see by my credit score I am a good candidate. the last time I was late with any payment of any kind was 2005.

Please fund this loan so I can help my mother out and get her better situated then she is now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$354.94

Auction yield range:	7.99% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	27%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	1y 2m
Credit score:	780-799 (May-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,683	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mwilken	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 97% )	780-799 (Latest)
Principal borrowed:	$15,510.00	< 31 days late:	1 ( 3% )	740-759 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Pay off High Interest Credit Card
Purpose of loan:
This loan will be used to? Mainly pay off a balance of a Credit Card that is currently 15.24% interest every month.?The balance?I would like to pay off is 7,700.00 on my credit card. ?I also just learned that my company will be going through a temporary 2 month shutdown due to some upgrades that must be completed per the F.D.A. so i would like to borrow 2 months worth of bill money so that all my bills can be paid in a timely manner while i am laid off for the 2 months.

My financial situation:
I am a good candidate for this loan because? I always pay my bills ontime and do not have delinquincies.? My current Credit Score is 797 which i feel is very good and shows that I am a responsible person when it comes to my finances.

Monthly net income: $ 3200.00- $4000.00 depending on overtime. I average 56-60 hours per week worked.

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 55
??Car expenses: $ 0
??Utilities: $?500
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $?200
??Credit cards and other loans: $ 200
??Other expenses: $ cell phone $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.44%	Starting borrower rate/APR:	9.44% / 9.78%	Starting monthly payment:	$320.05

Auction yield range:	2.99% - 8.44%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	5y 2m
Credit score:	800-819 (May-2010)	Total credit lines:	32	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$6,972	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transaction-whistle	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
installing 2 new central air units
Purpose of loan:
This loan will be used to? install 2 needed central air units for my home and?use the remainder to put up a vinyl fence around the back yard.financial situation:
I am a good candidate for this loan because? I have great credit and have always paid any loans in full.I do not miss payments,and i will not let anything jepordize my credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	6%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	2y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	2	Occupation:	Retail Management
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kindness-shakespeare4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for our family
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1987	Debt/Income ratio:	23%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	11 / 8	Length of status:	0y 2m
Credit score:	660-679 (May-2010)	Total credit lines:	41	Occupation:	Analyst
Now delinquent:	5	Revolving credit balance:	$36,473	Stated income:	$75,000-$99,999
Amount delinquent:	$9,216	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	justiceologist015	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay off immediate short-term credit card loans.

My financial situation:
I am a good candidate for this loan because I have good income coming in weekly and own a primary residence.?

Monthly net income: $ 5400

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 85
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 450
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$161.70

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	1y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	25	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$14,399	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	burrito7	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Grad School
Purpose of loan:
This loan will be used to finance my final term of grad school, including living expenses as I will likely?not be able to work during the last term.? I will be graduating with a Masters of Education in Teaching.

My financial situation:
I am a good candidate for this loan because other than my final two terms of graduate school I have been consistently employed since 2004, and there are many teaching opportuntites available which I already qualify for.? I have already begun submitting applications for various teaching positions.

I have some money in reserve, but would like to be more fiancially secure this summer while completing my degree, as my ability to work will be limited.??However, I am currently seeking part time jobs.? I consistently make payments on time for all of my bills.

The majority of the 25 lines of credit are student Stafford Loans which have not been consolidated yet.? I do not qualify for Stafford Loans for my last term, which is why I am trying to secure a loan.
Monthly net income: $
My monthly net income was $2800, currently is dependant upon scholarships and loans, and will be $3500 once the school year starts again.
Monthly expenses: $
??Housing:?$300
??Insurance: $ 100
??Car expenses: $
??Utilities: $?125
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 800
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$258.89

Auction yield range:	3.99% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 4	Length of status:	0y 2m
Credit score:	780-799 (May-2010)	Total credit lines:	17	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$2,802	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bold-ecstatic-point	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$271.14

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1989	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	5y 3m
Credit score:	640-659 (May-2010)	Total credit lines:	34	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$7,479
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	top-momentous-fund	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan For My Daughter
Purpose of loan:
This loan will be used to pay for my daughters wedding.?

My financial situation:
I am a good candidate for this loan because, I am retired military with a secure monthly income.

Monthly net income: $ 2673.00

Monthly expenses: $
??Housing: $ 150.00
??Insurance: $ 50.00
??Car expenses: $ 351.51
??Utilities: $ 0
??Phone, cable, internet: $99.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 950.00??
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$234.99

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	5y 11m
Credit score:	640-659 (May-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$55,879	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	FERNIEGC	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I am paying off these credit cards
I am looking to pay off some of my higher rate and lower balance credit cards with this loan. I have never been late on a loan and I have never had delinquencies with any of my obligations. I take this serious and will pay back your money as promised. Please help me pay these credit cards down and make yourself some money. I would rather pay you this interest than the credit card companies.
Thanks for looking !
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 458880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	7.99%	Starting borrower rate/APR:	8.99% / 12.53%	Starting monthly payment:	$31.80

Auction yield range:	7.99% - 7.99%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	-0.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	1y 4m
Credit score:	700-719 (May-2010)	Total credit lines:	14	Stated income:	Not employed
Now delinquent:	6	Revolving credit balance:	$0
Amount delinquent:	$2,263	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	FallonCredit	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
?Working on getting my credit score higher/reinvest. Base 8 Enhanced 3.
?Working for a +760 score so i can buy some rentals over the next 1-3 years.

My financial situation:
I do not work. My wife has a very good paying stable job with DOD.
I do all of are investments and pay all the bills.
We mostly use cash. always pay Credit Card down to Zero.
Amount Delinquent $2,263 is from a out of network hospital with poor billing practices(Banner Health). My PPO Covers 100%.

Monthly net income: $ 5000

Monthly expenses: $ 3150
??Housing: $ 0
??Car expenses: $ 350
??Utilities: $ 300
? Food, entertainment: $ 1600
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 100
? Investments: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	16.99% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 6	Length of status:	0y 4m
Credit score:	640-659 (May-2010)	Total credit lines:	52	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$7,356	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	transaction-piano	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pre-paid stock order
Purpose of loan:
We are a newer business so we need funds to pre-purchase pumps for stock. We make a nice profit on the pumps, but they are hard to sell unless we have them in stock.?

My financial situation:
New business

Monthly net income: $ 3000 - 5000

Monthly expenses: $?
??Insurance: $ 200
??Car expenses: $ 250
??Utilities: $ 500.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$131.23

Auction yield range:	2.99% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1988	Debt/Income ratio:	9%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	2y 4m
Credit score:	800-819 (May-2010)	Total credit lines:	18	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$13,694	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Ranger5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	800-819 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	820-839 (Sep-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Painting and other projects
Purpose of loan:
This loan will be used to?

I bought a new house and would like to have the exterior walls repaired, cleaned and painted.? I would also like to add some exterior lighting features and garage door openers.?

My financial situation:
I am a good candidate for this loan because?

I work for a financial institution, and have been in this business for more than 20 years.? I understand the value of a good credit rating and what it means to my career to maintain a superior credit rating.? I pay my debts and I pay them on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$831.49

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 15	Length of status:	7y 4m
Credit score:	720-739 (May-2010)	Total credit lines:	26	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$24,804	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	friendly-marketplace535	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for opening the boutique
Purpose of loan:
This loan will be used to buy inventory for a new women?s clothing boutique. We are currently in the first stage of web development for our e-commerce website is scheduled to be completed October 1, 2010.
My financial situation:
Due to a personal bonus from my current employment we will have the cash we need to open by March 2011. We would however like to open seven months earlier in September 2010 to take advantage of the large 2010 fourth quarter selling season. If we do procure financing we will use the March bonus to pay back this loan. That is of course unless the cash flow generated by the fourth quarter sales allow us to pay it back earlier. This is essentially safe, short-term investment.We have been revising and polishing up our business plan for 3 years now. In 2008 we took 2nd place in our local downtown business plan competition.The city we live in is committed to redeveloping the downtown area. This redevelopment has already begun and we are excited to be a part of the continued redevelopment effort. (http://www.downtown-eauclaire.com)Additional Info: My wife will be starting a full time job June 7 which will add approximately $1,400 net a month to our income. This $1,400 net is NOT included in the monthly net income figure listed below.

Monthly net income: $ $4,000

Monthly expenses: $
??Housing: $ 670
??Insurance: $ 256
??Car expenses: $ 628
??Utilities: $ 293
??Phone, cable, internet: $ 72
??Food, entertainment: $ 400
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 538
??Other expenses: $ 340
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 20.20%	Starting monthly payment:	$180.74

Auction yield range:	16.99% - 16.99%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2006	Debt/Income ratio:	16%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	2y 4m
Credit score:	740-759 (May-2010)	Total credit lines:	7	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	felicity-relief	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
This loan will be used to advance my career

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1500

Monthly expenses: $ 976
??Housing: $?800
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 36
??Phone, cable, internet: $ 105
??Food, entertainment: $ 35
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 30.33%	Starting monthly payment:	$40.50

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	0y 4m
Credit score:	660-679 (May-2010)	Total credit lines:	25	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$6,680
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	happy-note6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help paying for college
Purpose of loan:
This loan will be used to pay for the completion of my B.A. in Organizational Leadership for Not-for-Profits and B.A. in English. I just finished a successful spring semester with a GPA of 3.45. My financial aid will not cover all of my tuition expenses for me to continue my coursework for the summer session. If I do not pay the remaining balance on my tuition in the next two weeks I will have to withdraw from classes. I do not want to have to abandon my education as it has already taken me 15 years to complete.
I am a good candidate for this loan because I know the value of having a degree. After my son was born 10 years ago, I took a leave of absence form college to raise him as we were both recovering from an abusive relationship and needed time to heal physically and emotionally. When my son was a year old I began working as a newspaper editor. The pay was low and our family was struggling. I wanted to return to school many times over the past 10 years but my job responsibilities would not allow me to do so. After careful consideration and with the support of my family, I made the decision to leave my position and concentrate on finishing my degree. When I graduate in December, I will be the first person in my family to have gone to and graduated from college. I will also prove to others that having a disability does not stop you from making your dreams come true. It my hope to be able to enable others to achieve their goals in the future. I have received several responses from past loan requests and I am grateful to those who have offered to help but unfortunately I have yet to receive the amount I need to make my loan request successful. It is my hope that I will be able to join the Prosper community as a lender once I receive my degree and rejoin the workforce. My ultimate goal is to help others in need.

Monthly net income: $ $1,300.00

Monthly expenses: Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $600
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	31%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 3	Length of status:	13y 9m
Credit score:	660-679 (May-2010)	Total credit lines:	19	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$4,815	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unequivocal-treasure3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of Loan~

This loan will be used to......... pay some of my credit cards down. 2 are closed and 1 is open

My Financial Situation~

I am a good candidate for this loan because....I am committed to getting out of debt and I am very responsible

Monthly Net Income: $ 4430

Monthly expenses: $
Housing: $ 0.00
Insurance: $ 0.00
Car expenses: $ 0.00
Utilities: $ 50.00
Phone, cable, internet: $ 100.00
Food, entertainment: $ 100.00
Clothing, household expenses $ 100.00
Credit cards and other loans: $ 1200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	16%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	14y 6m
Credit score:	660-679 (May-2010)	Total credit lines:	23	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$773	Stated income:	$75,000-$99,999
Amount delinquent:	$3,654	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	terrific-justice0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Doing the right thing
Purpose of loan:
This loan will be used to help pay for home?improvements?

My financial situation:
I am a good candidate for this loan because I have, in the past, experienced?credit problems after a divorce. Many of the negative info on my report will soon be cleared.? I have worked very hard to get where I am now and will continue by paying on time. I do not use credit cards and have no credit card debt.? My income is what I live on, nothing else.? Thank you.
Monthly net income: $ 4,020

Monthly expenses: $
??Housing: $ 1,827
??Insurance: $ 114
??Car expenses: $ 360
??Utilities: $ 150
??Phone, cable, internet: $ 160
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $?0
??Other expenses: $ 677
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1987	Debt/Income ratio:	43%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	1y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	22	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$17,712	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	indomitable-benefit7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
This loan will be used for wedding expenses. The DJ and photographer are already paid for. Just need to pay for the venue and the minister.

My financial situation:
I just finished grad school and started a new job. My future spouse is a hard and dependable worker. And my big Italian family will likely lay down some cash on my wedding day. The only debt I have is for this wedding and for school. I am very good with my finances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.07%	Starting borrower rate/APR:	20.07% / 22.40%	Starting monthly payment:	$59.52

Auction yield range:	7.99% - 19.07%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	41%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 14	Length of status:	7y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	44	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$29,004	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benefit-lion1	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing bathroom
Purpose of loan:
This loan will be used to? Fix some broken items in our second bathroom.
My financial situation:
I am a good candidate for this loan because??I am a very dedicated and hard working father of 4. I am very diligent in paying my bills on time as I am hoping to continually improve my credit rating. My?wife and I have worked extremely hard to get what we have aquired over our 10 year marriage and just need to get some unexpected bathroom repairs done.I am also wanting to improve?our home now so?we may purchase a larger home for?our family in about 3-5 years. I appreciate your viewing my loan request and thank you in advance.

Monthly net income: $ 6000.00????????

Monthly expenses: $
??Housing: $ 690.00
??Insurance: $?100.00
??Car expenses: $690.00
??Utilities: $ 130.00????
??Phone, cable, internet: $ 125.00????
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.37%	Starting monthly payment:	$61.94

Auction yield range:	7.99% - 22.00%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	42%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	23 / 14	Length of status:	7y 11m
Credit score:	680-699 (May-2010)	Total credit lines:	54	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$164,734
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	portages	Borrower's state:	Michigan	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	680-699 (Mar-2010) 700-719 (Sep-2008) 680-699 (Aug-2008)
Principal balance:	$1,961.79	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Personal Loan For Variety of Items

I plan to use this loan to help my mother pay for a few left over bills from surgery due to an accident; fund the purchase of a new computer as my current mainframe will no longer support security changes and browser updates; finish several small in home kitchen? renovations;
I have? two main sources of income to service this debt(public pension and social security) as well as a part time arts consulting agency.
My financial situation: I currently have two sources of income that increase-one every October by 70.00 per month and the other usually(soc. security pegged to inflation). I have one cureent prosper loan that was used to install a stone seawall erosion protection on my lakefront property-residence.

Monthly net income: $ 5,400

Monthly expenses: $
??Housing: $?1228
??Insurance: $?600

??Car expenses: $ 125
??Utilities: $?225
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $ 350
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 30.18%	Starting monthly payment:	$40.42

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 13	Length of status:	0y 5m
Credit score:	640-659 (May-2010)	Total credit lines:	16	Occupation:	Religious
Now delinquent:	0	Revolving credit balance:	$5,369	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ready-justice	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car. Truck broke down
Purpose of loan:
This loan will be used to purchase a used car. My current truck broke down and isn't worth repairing. I don't need a car very often (walk to work) but when I do need a car I drive a few hours to see family, so it needs to be reliable.

My financial situation:
I am a good candidate for this loan because my current cash flow is $518 a month. Best estimates see that dropping by $150 for the loan payment plus auto insurance increase. Giving me a final monthly cash flow of around $368.

Housing and utilities are provided by my employer.

Monthly net income: $ 1489

Monthly expenses: $ 972
??Housing: $ 0
? Insurance: $ 0
??Car expenses: $ 83
??Utilities: $ 0
??Phone, cable, internet: $ 59
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 430
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	15%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	9y 7m
Credit score:	660-679 (May-2010)	Total credit lines:	25	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$556	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	wealth-perfume4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement/debit consolidatio
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	16.99% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	18 / 15	Length of status:	9y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	25	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$21,230	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	paracaptusa	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,999.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2010) 640-659 (Jun-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?Pay off credit to start season..

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	4 / 5	Length of status:	20y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$12,410	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	truth-oath	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
prosper will not help
Purpose of loan:
This loan will be used to? i want to use this avenue?versus customary banks. trying to build creditworthiness with prosper.
My financial situation:
I am a good candidate for this loan because? i always pay my debts on time...????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????? Monthly net income: $ roughly 1000 to 3000 depending on business

Monthly expenses: $
??Housing: $ part of business -3000 per month for business and rent
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 1000 per month for electricity .no water due to well.no sewer due to septic. cell phones cost 50 a month
??Phone, cable, internet: $ part of store expense
??Food, entertainment: $ 200 -store pays for most
??Clothing, household expenses $ 200 for a family of five.
??Credit cards and other loans: $ roughly 12000 for startup cost
??Other expenses: $ 200 for baseball
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.57%	Starting borrower rate/APR:	25.57% / 27.88%	Starting monthly payment:	$1,001.55

Auction yield range:	7.99% - 24.57%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	34%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	10y 4m
Credit score:	760-779 (May-2010)	Total credit lines:	9	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,760	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	courteous-money0	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy Real Estate 50% of Value
Purpose of loan:
This loan will be used to buy real estate for 50% of it current value.??We as a team will fix it?up and sell it for full price.?

My financial situation:
I am a good candidate for this loan because belong to a team of real estate investors who will be helping with this loan.

Monthly net income: $ 5000 (Includes husbands income)

Monthly expenses: $ 2500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$154.61

Auction yield range:	2.99% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	16%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	37y 7m
Credit score:	800-819 (May-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,031	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	understanding-revenue0	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,950.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$72.37

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	10%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	1y 11m
Credit score:	680-699 (May-2010)	Total credit lines:	41	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$8,746	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	awesome-commitment2	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because I have completely rebuilt my financial life after the failure of a business venture I was involved with six years ago. I have not had one late payment or negative item posted to my credit report in the past five years and I am now a home owner with a very stable job with one of the largest hospital systems in Oregon. I would like to reduce the amount of interest I am paying every month so that I can continue to accelerate the payoff of my outstanding credit card debt. I will begin a part-time massage practice this summer which will provide me with an additional income of $400 to $500 a month (which is not included in the figures below). Thank you for your consideration and support.

Monthly net income: $ 2,600

Monthly expenses: $ 1,720
??Housing: $550
??Insurance: $50 for car insurance
??Car expenses: $50
??Utilities: $150
??Phone, cable, internet: $35
??Food, entertainment: $375
??Clothing, household expenses $150
??Credit cards and other loans: $325
??Other expenses: $35 (gym membership)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.69%	Starting borrower rate/APR:	22.69% / 24.96%	Starting monthly payment:	$77.10

Auction yield range:	7.99% - 21.69%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	0y 1m
Credit score:	720-739 (May-2010)	Total credit lines:	5	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$148	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	silver-fixer1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Vision
Purpose of loan:
I have been looking at the option of lasik eye surgery for some time now. I have known about prosper for over a year and obviously for most of that time the site was non functional due to the remake of the site. The main reason i have come to this site is due to the fact that i have very little credit history. My vision really affects my health and lifestyle, i often get dizzy and find myself being very faint due to the brightness and strain on my eyes, i currently have glasses and the lenses are now no longer strong enough. I would rather have the problem fixed permenantly than buy a stronger pair of prescription glasses and it makes economical sense to do so.

My financial situation:
Having finally got my greencard to live here 18 months ago, my history is similar to that of an 18 year old. I have good credit and i have been working on that since i gained full time status in this country. I have three credit cards which i started as secured cards, where i had to pay a deposit to get the card. As you can see my bankcard utilization is very low, i dont spend money if i dont have it. I am very financially responsible and very organised with my budget. Since living here permenantly my credit score has gone from 545 to?730 in 18mths, its just that minimal history that hurts me and the time that i have been here to establish it.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 68
??Car expenses: $ 0 i own my car
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $0 very rarely do i buy new clothing or splurge money on anything, i am to maticulous with my budgeting to waste money
??Credit cards and other loans: $ 100
??Other expenses: $ no other expenses, minimal expense
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$163.69

Auction yield range:	3.99% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1980	Debt/Income ratio:	30%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	20y 7m
Credit score:	740-759 (May-2010)	Total credit lines:	39	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$45,136	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knowledgeable-generosity4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Pay off High Interest Credit Cards

Our?financial situation:

My husband?is?the Manager of Reliability Engineering at a Medical Device Company and earns $118, 000 per year, so our combined income is actually $192,000.? Both of us can verify this amount with pay stubs - this makes our debt-to-income ratio much lower than reported.? There did not seem to be a way to combine our income?on the application.???

Pictured is?our younger son, who was the 2008 Salutatorian of the Interlochen Arts Academy in Michigan, studying French Horn and Piano.? He?is happily completing his Sophomore year?at Northwestern University,?and hopes to one day be a Professional Musician/Conductor.???

We hope a loan from Prosper will help us knock out our debt in a shorter length of time!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	22.57%	Starting borrower rate/APR:	23.57% / 25.86%	Starting monthly payment:	$117.02

Auction yield range:	7.99% - 22.57%	Estimated loss impact:	9.03%
Lender servicing fee:	1.00%	Estimated return:	13.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1969	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	35y 0m
Credit score:	760-779 (May-2010)	Total credit lines:	18	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	silver-companion5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
appliances
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
3600
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
0??Car expenses: $ 0
??Utilities: $ 400
??Phone, cable, internet: $ 49
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$403.29

Auction yield range:	16.99% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	40%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 10	Length of status:	0y 8m
Credit score:	660-679 (May-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$2,438	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ahovaki	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	660-679 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2010) 600-619 (Feb-2008) 580-599 (Jan-2008) 540-559 (Nov-2007)
Principal balance:	$2,607.85	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Come through again, Prosper!
Purpose of loan: Consolidation of credit card debt. I want to use this loan to pay off my current credit card debt and pay on only my Prosper Loans. My plan is to rebuild my credit, credit score, and eliminate my credit card debt so that I can start saving for my future.
My financial situation:? In April of 2009, I lost my job working in recruiting at a Chicago law firm.? Due to my unemployment, I had to rely on credit to help support myself.? In September 2009, I was hired as a math teacher at a Chicago School.? So I am currently employed, teaching high school students.? My position is stable and I am more than excited to be putting my degree to use!? I graduated in 2006 from Loyola University Chicago with degrees in Secondary Education and Math Ed.?I am asking for this loan in order to pay off all of my credit card debt which I have accumulated. I am able to make all of my payments, pay my bills, rent, etc. comfortably. I just don't want to continue with the credit debt that I have. I would rather make one monthly payment on a Prosper loan to pay my debt rather than to the credit cards. I would use the loan to pay off the cards so they can be put away for good.? My long term goal is to be able to start saving my money and plan for the future. I would like to be able to buy my own home one day. Having these cards around is a real burden. I don't want them anymore and this loan will be a good way for me to rid myself of that (seemingly) never ending weight. Without the credit card payments, my monthly expenses will be reduced to approx $1,555. Please help make this happen!! I am a responsible young woman. I am very organized and conscious of my debts. I have been living on my own since I went off to college when I was 17 years old. It has been rough but I have always and continue to take care of myself. I have some debts to pay and eventually some student loans to settle. But, I know that I am responsible and I know what I owe. I have plans for my future and everything has to be done one step at a time. Thank you for your time and consideration :)
Finances:
Monthly income (after taxes): approx. $3,000
Monthly expenses: approx $2155
Housing: $800
Prosper Loan: $280
Utilities: $ 75
Phone, cable, internet: $ 150
Food, entertainment: $ 100
Clothing, household expenses $ 100
Credit cards and other loans: $ 600 *credit card details upon request
Other expenses: $ 50
More info: I always pay more than my minimum on my credit cards and always pay on time.? My DTI ratio is high because of a large balance on student loans. Those loans are in deferment right now but they still affect this ratio. Please ask any questions you have, I would be happy to answer.
I WILL ENROLL IN AUTO PAYMENT AS SOON AS MY ACCOUNT IS VERIFIED BY PROSPER!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	28%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	1y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,585	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	scholarly-gold2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card
My monthly income is: $1,500
Wifes: $3,000

I always pay my bills on time, I would like to pay off my high interest credit card. Please help. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	16.99% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	25%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 4	Length of status:	1y 1m
Credit score:	640-659 (May-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$743	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	23
Screen name:	special-asset0	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all existing debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.24%	Starting borrower rate/APR:	15.24% / 17.41%	Starting monthly payment:	$104.35

Auction yield range:	7.99% - 14.24%	Estimated loss impact:	6.82%
Lender servicing fee:	1.00%	Estimated return:	7.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	2y 0m
Credit score:	680-699 (May-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$13,174	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	top-transaction-tranquility	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards w absurd rates
Purpose of loan:
This loan will be used to pay off my credit cards. I've done my research, currently utilizing the debt snowball effectively, and have paid off $4,000 in the last 5 months. The greedy credit card companies refuse to lower my interest rates, so I'd rather give a fair amount?to you, not an unreasonable amount to them. ?

My financial situation:
I am a good candidate for this loan because I've never missed or been late on a payment to anyone,?ever.?I have a good job. You will get your money back, and then some. I'm an honest, hard-working person, and am committed to getting myself out of this debt. How did it happen? Medical bills (which are now all paid). Currently I pay about $750 extra a month towards my cards on top of the minimum payments. It's just taking longer than I want it to because of the interest rates. I'm ready to be debt free. Please help.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 66
??Car expenses: $ 390
??Utilities: $ 0
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 550
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$723.05

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	34%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	2y 10m
Credit score:	660-679 (May-2010)	Total credit lines:	45	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$14	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	economy-promise5	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds to start Insurance Brokerage
Purpose of loan:
This loan will be used to fund the startup of Insurance Brokerage

My financial situation:
I am a good candidate for this loan because I have had perfect credit my entire life until a recent divorce forced Bankruptcy and dissolution of business. I have ran a successful Real Estate Investing LLC business on the side, for several years. I have already received my Insurance Licenses. I have a Mentor and Training Support in place. I have an Advertising Plan ready to go. I also have potential agenst lined up to work for me. I am currently in Sales and have a proven track record of success in Sales for the past 20 years. I have averaged $110-150K income?for the past 10 years, not including my LLC income. I would plan on being back to at least this income range within 12 months.

I will consider any rate and term offers. Thank You.

Monthly net income: $5500+

Monthly expenses:?
??Housing: $ 500
??Insurance: $?350 (Medical,Dental, Life, and Auto)
??Car expenses: $ 501
??Utilities: $ 150
??Phone, cable, internet: $?100
??Food, entertainment: $ 100
??Clothing, household expenses $?100
??Credit cards and other loans: $?150
??Other expenses: $ 492 (child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$335.14

Auction yield range:	7.99% - 16.00%	Estimated loss impact:	8.86%
Lender servicing fee:	1.00%	Estimated return:	7.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	27%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	9y 10m
Credit score:	760-779 (May-2010)	Total credit lines:	12	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$11,509	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sweet-liberty3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Look at me!
Purpose of loan:
This loan will be used to pay off high interest credit cards.? Recently my credit card company seriously increased?my rate.? I could open a lower rate card with my credit union, but I don't want another card.
Please ask me questions or comment on how I can make my posting better.
I REALLY want to get rid of these suckers!

My financial situation:
I pay my obligations.? I want "real" people to benefit from my interest payments.

Monthly net income:?Over $5200?

Monthly expenses: $
??Housing: $2000
??Insurance: $120
??Car expenses: $ 150 (gas)
??Utilities: $ 130
??Phone, cable, internet: $225
??Food, entertainment: $600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 450
??Other expenses: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	16.99% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	9%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	1y 2m
Credit score:	700-719 (May-2010)	Total credit lines:	2	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$471	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	newest-proud-auction	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
School to Better Myself
Purpose of loan:
This loan will be used to pay for classes I need to complete to move up within my company. I would like to move up within my company so I can better myself and better support my family.

My financial situation:
I am a good candidate for this loan because I would really like to better myself. I will be able to afford the monthly payments and I would really appreciate the loan so my wife and I can have a better income and expand our family as I move up within my company.

Monthly net income: $2700

Monthly expenses: $
??Housing: $700
??Insurance: $90
??Car expenses: $100 (Both my wife and I's cars are paid off.)
??Utilities: $120
??Phone, cable, internet: $105
??Food, entertainment: $160
??Clothing, household expenses $50
??Credit cards and other loans: $130
??Other expenses: $40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,150.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.17%	Starting monthly payment:	$42.68

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	44%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 12	Length of status:	8y 7m
Credit score:	640-659 (May-2010)	Total credit lines:	49	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$8,598	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	velocity-adventurer	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.68%	Starting monthly payment:	$37.11

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1991	Debt/Income ratio:	39%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	4y 2m
Credit score:	660-679 (May-2010)	Total credit lines:	19	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$7,548
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	asset-cello	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.69%	Starting borrower rate/APR:	22.69% / 24.96%	Starting monthly payment:	$77.10

Auction yield range:	7.99% - 21.69%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2007	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	1y 9m
Credit score:	700-719 (May-2010)	Total credit lines:	5	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$1,828	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-duty-swashbuckler	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college housing
Purpose of loan:
This loan will be used to pay for student housing for my senior year

My financial situation:
I am a good candidate for this loan because I have good credit and the credit balance showing is actually $1628.00, due to a recent payment.

Monthly net income: $ 1000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.85%	Starting borrower rate/APR:	15.85% / 18.03%	Starting monthly payment:	$701.66

Auction yield range:	5.99% - 14.85%	Estimated loss impact:	5.25%
Lender servicing fee:	1.00%	Estimated return:	9.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	0y 2m
Credit score:	760-779 (May-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,631	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	agreement-molecule	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.57%	Starting borrower rate/APR:	25.57% / 27.88%	Starting monthly payment:	$1,001.55

Auction yield range:	7.99% - 24.57%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	7y 0m
Credit score:	780-799 (May-2010)	Total credit lines:	26	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$39,306	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mystical-dough5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to pay off credit card debt
Purpose of loan:
This loan will be used to refinance credit cards and pay off items for our new house from last year..

My financial situation:
I am a good candidate for this loan because my personal finances are always clean and current.

Monthly net income: $ 5000 +

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$123.69

Auction yield range:	2.99% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	12%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	10y 9m
Credit score:	800-819 (May-2010)	Total credit lines:	15	Occupation:	Religious
Now delinquent:	0	Revolving credit balance:	$4,030	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	market-fields4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$81.00

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1979	Debt/Income ratio:	85%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	18 / 17	Length of status:	13y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	31	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$42,606
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-peso-protector	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Entertainment Business
Purpose of loan:
This loan will be used to?
For a Vending Business
I wish to use the vending?business to promote entertainment and as a Fund Raising source for Kid's Choice Non-Profit Organization.

My financial situation:
I am a good candidate for this loan because?
I have the compassion to succeed in my endeavors. I really wish to give and help my communities. The children with in my community can greatly benefit through this funding source.

Monthly net income: $ 2,200

Monthly expenses: $
??Housing: $ 527.67
??Insurance: $ 150
??Car expenses: $ 491
??Utilities: $?300
??Phone, cable, internet: $?148
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$61.85

Auction yield range:	2.99% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	6%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	26y 7m
Credit score:	740-759 (May-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$750	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	Riverblack	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	600-619 (Feb-2008)
Principal balance:	$379.81	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
My personal loan
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	15%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	1 / 0	Length of status:	4y 4m
Credit score:	680-699 (May-2010)	Total credit lines:	15	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 3	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	note-director	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off property taxes
Purpose of loan:
This loan will be used to pay off our back property taxes of $3475.00 and to get our credit once again in good standing.? Because of medical reasons I had to quit the working sector and retire.? This loan would help us get back on our feet and relieve a lot of pressure.

My financial situation:
I am a good candidate for this loan because of?my strong desire to get our finances in order.? Payment for this loan would be?covered by money received from social security and?veterans disability pension?which is a guaranteed income.? We have had good credit in the past and need to have it once again.

Monthly net income: $ 1782.00 (Total) - $839.00 (my social security), $243.00 (my veterans disability pension) & $700.00 (my wife's social security)

Monthly expenses:?Joint ($1169.00)
Fixed payments:
??Housing: $ 125.00 (back taxes)
??Insurance: $?54.00 (house insurance) & $ 56.00 (auto insurance)
??Utilities: $?200.00 (fuel Oil) & $ 40.00 (electric)
??Credit cards: $ 50.00
??Prescriptions: $ 144.00

Flexible spending:
?? Car expense:? $?175.00
?? Food and Entertainment:? $ 250.00
?? Clothing and Household expense:? $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.14%	Starting borrower rate/APR:	7.14% / 7.48%	Starting monthly payment:	$30.94

Auction yield range:	2.99% - 6.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1983	Debt/Income ratio:	29%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	1y 5m
Credit score:	740-759 (May-2010)	Total credit lines:	4	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$19,406	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	truth-loyalist	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	780-799 (Oct-2009) 780-799 (Sep-2009)
Principal balance:	$340.53	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Lower Debt / Build History
The purpose of this loan is to pay off credit card debt. I can pay off the debt within a few months, but see this as an opportunity to build history and good reputation on Prosper

I am a good candidate because :
I have a secure job
I have a track record of making on time payments
I plan to pay this loan back early
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,150.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$232.97

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1994	Debt/Income ratio:	16%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 9	Length of status:	22y 7m
Credit score:	640-659 (May-2010)	Total credit lines:	29	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$189	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	dynamic-durability6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards.
Purpose of loan:
This loan will be used to? pay off credit cards and other bills and maybe a mini vacation for me and my girls.

My financial situation:
I am a good candidate for this loan because? I can repay the amount needed each month.? Need a chance to re-establish credit.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1685
??Insurance: $ 150
??Car expenses: $?500
??Utilities: $ 300
??Phone, cable, internet: $?80
??Food, entertainment: $ 200
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.